Exhibit 10.43

CERTAIN IMMATERIAL PROVISIONS[***]  Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K OF THIS DOCUMENT THAT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED (INDICATED BY AN ASTERISK [***]) HAVE BEEN OMITTED PURSUANT TO ITEM 601(b)(2) OF REGULATION S-K. A COPY OF THE UNREDACTED DOCUMENT WILL BE FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.

AMENDMENT NO.6 TO

THE DESIGN AND DEVELOPMENT AGREEMENT (STEP 2)

This Amendment No.6 to the Design and Development Agreement (Step2) (“Amendment”) is entered into as of the date of last signature below by and between HAPS Mobile Inc. and AeroVironment, Inc. to amend the Design and Development Agreement (Step2) made as of December 27, 2017 (as amended by the Amendment No.1 as of March 30, 2018, the Amendment No.2 as of June 25, 2018, the Amendment No.3 as of August 28, 2018, the Amendment No.4 as of December 5, 2018, and the Amendment No.5 as of March 1, 2019 between HAPSMobile and AV) (the “DDA”).

Background

The Parties wished to raise a change of schedule related to [***] in Attachment A and H to the DDA (the “Change”) following the Change Control procedures set forth in Article 2.4 and 3.4 of, and Attachment G to the DDA,  agreed to classify the Change as Class I Change and that there will be no cost related to the Change.  Therefore, to formalize and reflect the Changes, the Parties hereby agree with the amendments to the DDA as follows:

Amendment

1.    Table entry line number 5 (not counting the header line) of Section 2 of Attachment A (DELIVERABLES) to the DDA (“Integrated Test Reports”)  is hereby amended as follows:

Integrated Test Reports	Acceptance test reports for aircraft & Ground Control Station.	2.3.2.2	[***]	[***]

2.   “Date” of Section 4 [***] of Attachment H (PROJECT MILESTONE) to the DDA is hereby deleted in its entirety and replaced with the following clause:

1	[***]	[***]
[***] Milestone Objective: [***]
[***] • [***] • [***] [***] • [***]
5	[***]	[***]
[***] Milestone Objective: [***]
Completion Criteria • [***] • [***] • [***] [***] • [***] • [***] • [***]

3.     All other terms and conditions not specifically modified or amended herein remain in full force and effect as provided for in the DDA. Hereby the Parties expressly confirm that no change applies to the Incurred Cost set forth in ATTACHMENT F despite of the Change. Capitalized terms, unless

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K

CERTAIN IMMATERIAL PROVISIONS OF THIS DOCUMENT THAT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED (INDICATED BY AN ASTERISK [***]) HAVE BEEN OMITTED PURSUANT TO ITEM 601(b)(2) OF REGULATION S-K. A COPY OF THE UNREDACTED DOCUMENT WILL BE FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.

otherwise defined herein, shall have the meaning set forth in the DDA. This Amendment may only be modified or amended by a written document executed by the parties hereto.

IN WITNESS WHEREOF the Parties hereto have signed and executed this Amendment on the date(s) below.

SIGNED for and on behalf of		SIGNED for and on behalf of

HAPSMobile Inc.		AeroVironment, Inc.

By:	/s/ Junichi Miyakawa	By:	/s/ Wahid Nawabi

Name: Junichi Miyakawa		Name: Wahid Nawabi
Title: Board of Director, Senior Vice President		Title: CEO
Date: 3/29/2019

[***]  Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K